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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1136 (Commission file number)	2-079-0359 (IRS employer identification number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

Item 5.    OTHER EVENTS

        Incorporated by reference in its entirety is a press release issued by the registrant on March 31, 2004, attached as exhibit 99, concerning the registrant's statement regarding Paraplatin® pediatric submission and federal appeals court reversal on patent.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements

          Inapplicable.

        (b)    Pro Forma Financial Information

          Inapplicable.

        (c)    Exhibit.

          99    Press Release dated March 31, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY
By:	/s/ SANDRA LEUNG Name: Sandra Leung Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit
99	Press Release dated March 31, 2004

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SIGNATURE
EXHIBIT INDEX